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                                                                   EXHIBIT 10.38

                               FORM OF GUARANTEE

TO: BOLTON STEEL TUBE CO. LTD. (THE "CREDITOR")

            WHEREAS the Creditor, BST Acquisition, Ltd. (the "DEBTOR"), Tarpon Industries, Inc. (the "GUARANTOR") and others are party to an asset purchase agreement dated [o] 2004 (the "ASSET PURCHASE AGREEMENT");

            AND WHEREAS pursuant to the Asset Purchase Agreement the Debtor has executed and delivered to the Creditor a promissory note dated the date hereof in the principal amount of Cdn $1,200,000 (the "NOTE");

            AND WHEREAS it is a condition of the closing of the transactions contemplated by the Asset Purchase Agreement that the Guarantor execute and deliver this Guarantee.

            NOW THEREFORE THIS GUARANTEE WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the undersigned) the undersigned makes the agreements and acknowledgments hereinafter set forth:

                                    SECTION I
                                    GUARANTEE

1.1 UNCONDITIONAL GUARANTEE

            The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Creditor:

      (a) the payment by the Debtor to the Creditor of all present and future debts, liabilities and obligations (direct or indirect, absolute or contingent, matured or otherwise, alone or jointly with others, and as principal or surety) now or at any time and from time to time due or owing by the Debtor to the Creditor pursuant to the Note, pursuant to the obligation of the Debtor to pay for inventories pursuant to Section 1.8(d) of the Asset Purchase Agreement and pursuant to any security agreement or instrument related thereto to which the Debtor and the Creditor are parties (collectively, the "AGREEMENTS"); and

      (b) any and all out of pocket costs and expenses (including reasonable legal costs) incurred by or on behalf of the Creditor in order to enforce its rights hereunder or under any of the Agreements;

(the obligations and other matters referred to in clauses (a) and (b) above being hereinafter called the "OBLIGATIONS"). Without prejudice to anything herein contained, the Guarantor is bound for

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the due, prompt and complete performance of the Obligations as principal obligor and not merely as surety.

1.2 CONTINUING GUARANTEE

            This Guarantee shall be a continuing guarantee and without limitation shall continue in full force irrespective of the legality, validity or enforceability of any provision of the Agreements until this Guarantee shall be terminated as hereinafter provided. Notwithstanding anything herein contained, this Guarantee shall be in addition to, and not in substitution for or in derogation of, any other security or guarantee held by the Creditor from the Guarantor or others in respect of the obligations of the Debtor to the Creditor or in respect of any other matter whatsoever.

1.3 INDEMNITY

            Without limiting anything herein contained, the Guarantor shall indemnify and save harmless the Creditor from and against:

      (a) the failure of the Debtor to pay, perform and comply with the Obligations; and

      (b) all claims, actions, causes of action, damages, losses, liabilities, demands, costs and expenses (including legal expenses on a solicitor-client basis) in respect of the foregoing.

1.4 CONCLUSIVE STATEMENT

            Any indebtedness of the Debtor to the Creditor regarding the Obligations which is acknowledged by the Debtor, or agreed or settled by the Creditor and the Debtor as being outstanding shall be binding and conclusive upon the Guarantor and, absent manifest mathematical error, any such indebtedness which is stated to be outstanding in a certificate of an officer of the Creditor shall be prima facie evidence thereof.

                                   SECTION II
                       OBLIGATIONS OF GUARANTOR UNAFFECTED

2.1   NO EXTENSION OF REMEDIES

      (a) The Creditor shall not be bound or obliged to take any action or legal proceeding against or demand payment from or otherwise exhaust any recourse against the Debtor or any of the security granted to or held by the Creditor to secure payment of or performance of the Obligations or to take any action or to do any other matter or thing or to pursue any other remedy available to the Creditor before being entitled to require the Guarantor to fulfill the Guarantor's obligations hereunder.

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      (b)   The liability of the Guarantor hereunder is independent of the obligations of the Debtor under the Agreements. A separate action or actions may be brought against the Guarantor whether or not any other party is joined therein and whether or not a separate action or actions in respect of any of the Obligations is brought against any other party.

      (c) The Creditor's rights or remedies hereunder shall not be exhausted by exercise of any of such rights or remedies or by any action or by any number of successive actions against the Guarantor in respect of the Guarantor's obligations hereunder unless this Guarantee shall have been terminated as hereinafter provided.

2.2 NO RELEASE

                  The liability of the Guarantor hereunder, shall not be released, discharged, limited or otherwise affected by anything done, omitted, suffered or permitted by the Creditor in connection with (i) the Debtor, (ii) any other guarantor, (iii) the Obligations or the obligations of the Guarantor hereunder, or (iv) any security held by or granted to the Creditor to secure payment or performance of any of the Obligations or the obligations of the Guarantor hereunder. The Guarantor's liability hereunder shall remain in full force and effect until this Guarantee shall have been terminated as hereinafter provided. Without limiting the generality of the foregoing, the liability of the Guarantor hereunder shall not be released, discharged, limited or otherwise affected by:

      (a) any amendment or modification of, or revision to, or action taken under the Agreements or security therefor;

      (b) any cessation or termination from any cause whatsoever, whether consensual or by virtue of the statute of limitations or otherwise, of the liability or indebtedness of the Debtor under all or any part of the Agreements;

      (c) the amalgamation, consolidation or other reorganization of the Debtor or of its business or affairs or a winding-up, dissolution or liquidation of the business or affairs of the Debtor or any change in the status, articles of incorporation, bylaws, membership, constating documents, control or ownership of the Debtor, whether voluntary or otherwise;

      (d) any transfer, sale, conveyance, lease, mortgage, charge, pledge, encumbrance of or other dealing with the assets of the Debtor;

      (e) any voluntary or involuntary participation by the Debtor in any settlement or composition for the benefit of the Debtor's creditors either through liquidation, receivership, bankruptcy or otherwise;

      (f) the Debtor becoming insolvent or bankrupt or subject to the provisions of the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code (USA) or any successor legislation or any failure of the
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            Creditor to file or enforce a claim in respect of such insolvency or bankruptcy;

      (g) the Creditor failing to take, perfect or maintain any security for the Obligations or the obligations of the Guarantor hereunder;

      (h) any extension, renewal or other modification of the time for payment or performance of any of the Obligations or any of the obligations of the Guarantor hereunder or any other indulgences, releases, discharges, compromises, arrangements or forebearances granted or accepted in respect thereof or in respect of any other guarantor or other person, or any delay by the Creditor in enforcing the terms of, or any waiver by the Creditor of any default under, the Agreements or any security instrument or other document;

      (i) the actions or omissions of the Creditor regarding the realization or enforcement of any security held by or granted to the Creditor to secure payment or performance of any of the obligations of the Guarantor hereunder or any of the Obligations or regarding any other act or thing in respect of any such security, regardless of whether such security or any rights or defences which the Guarantor or any other person might have, by subrogation, reimbursement, indemnification or otherwise, against the Creditor or others may be diminished, destroyed or otherwise adversely affected by such action or omission and regardless of whether recourse may or may not thereafter be had against the Debtor or any other person for any deficiency;

      (j) the loss, releasing, discharging or modification of or any security held by or granted to the Creditor to secure payment or performance of the Obligations or the obligations of the Guarantor hereunder;

      (k) the manner in which the Creditor applies moneys received from the Debtor or others or received from the enforcement of any security agreement, guarantee or other instrument;

      (l) the Creditor failing to pursue any recourse which might otherwise be available, whether by way of deficiency judgment or otherwise and the Guarantor hereby renounces all benefits of discussion and division; or

      (m) any law, act, omission, thing or circumstance which would or might, but for this provision, constitute a legal or equitable discharge or defence of a surety, guarantor or person giving a guarantee in the form of this Guarantee, it being acknowledged and agreed by the Guarantor that the Creditor may at any time deal with the Debtor, any other guarantor and others, and with securities, as the Creditor may in the Creditor's sole discretion see fit (regardless of whether such dealing increases the

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            Guarantor's risk hereunder) and that such dealing shall not affect the Guarantor's obligations hereunder in any manner whatsoever.

2.3   NO SET-OFF

            The liability of the Guarantor hereunder shall not be released, discharged, reduced, limited or otherwise affected by any right or alleged right of set-off, counterclaim, appropriation or application of any claim or demand that the Debtor may have or may allege to have against the Creditor or any other person.

2.4   No LIMITATION

            All monies in fact borrowed or obtained from the Creditor by or on behalf of the Debtor or owing by the Debtor to the Creditor shall be deemed to form part of the Obligations guaranteed by the Guarantor hereunder, and the Obligations shall otherwise be guaranteed under this Agreement, notwithstanding:

      (a)   loss of capacity of the Debtor;

      (b) any lack or limitation of status or power, incapacity or disability of the Debtor or of the directors, agents or others appearing to act for the Debtor;

      (c)   that the Debtor may not be a legal or suable entity; or

      (d) any irregularity, defect or informality in the Agreements, any security therefor or otherwise;

whether known to the Creditor or not. Without limiting anything herein contained, any sum which may not be recoverable from the Debtor under the Agreements shall be recoverable from the Guarantor as sole and principal debtor in respect of such sums and shall be paid to the Creditor on demand with interest as provided in this Guarantee.

            The validity and enforceability of this Guarantee shall not be impaired or affected by any act or omission by Creditor (whether occurring before or after receipt by Creditor of notice of termination of this Guarantee) with respect to all or part of the indebtedness or any agreement relating to it, or with respect to any present or future guarantee or other security for all or part of the indebtedness, including, but not limited to:

      (a)   any extension, modification, renewal, indulgence or substitution;

      (b)   any failure or omission to enforce any right, power or remedy;

      (c)   any waiver of any right, power or remedy of any default;

      (d) any release, surrender, compromise, settlement, subordination or modification, with or without consideration;

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      (e)   any failure by Creditor to perfect or secure any priority of its rights with respect to any security; or

      (f) any consent by Creditor to any sale or transfer of any security; all whether or not the undersigned shall have had notice or knowledge of any act, omission or circumstance referred to in this paragraph.

The validity and enforceability of this Guarantee also shall not be impaired or affected by the unenforceability or invalidity of the Note or of any present or future guarantee or other security for all or part of the Note indebtedness.

2.5   WAIVER

            The Guarantor hereby waives:

      (a) all requirements, if any, of demand, presentment, diligence, protest, notice of dishonour and notice of acceptance and all other notices of every kind or nature including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation under the Agreement or of any action or inaction on the part of the Debtor, the Creditor, Guarantor or any of the obligations or any other person whatsoever; and

      (b) any duty on the part of the Creditor to disclose to the Guarantor any fact which the Creditor may now or hereafter know and which the Creditor has reason to believe is known by any officer or director of the Debtor, regardless of whether the Creditor has reason to believe any such fact materially increases the risk beyond that which the Guarantor intends to assume or whether the Creditor has reason to believe that any such fact is unknown to the Guarantor or whether the Creditor has a reasonable opportunity to communicate any such fact to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping fully informed; and

      (c) any and all defences, claims, and discharges of Debtor or any other obligor with respect to the Note indebtedness except the defence of discharge by payment. Without limiting the generality of the foregoing, guarantor will not assert, plea or enforce against creditor or any defence of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, ultra vires, lack of authorization, illegality or unenforceability that may be available to Debtor or any other person, corporation, or entity liable with respect to any indebtedness, or any set-off available against Creditor to Debtor or any such other person, whether or not on account of a related transaction. Guarantor shall be liable for any deficiency remaining after foreclosure of or realization upon any security for all or part of the Note

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            indebtedness, whether or not the liability of Debtor or any other obligor for the deficiency is discharged pursuant to statute or judicial decision.

2.6   SUBROGATION

            The Guarantor shall not be entitled to be subrogated to the position of the Creditor, the Guarantor shall not be entitled to the benefit of any security held by the Creditor, nor shall the Guarantor claim or prove in the bankruptcy or insolvency of, or take security from, the Debtor or a co-guarantor in competition with the Creditor, until such time as the Obligations and the obligations of the Guarantor hereunder, are paid and performed in full.

                                   SECTION III
                         REPRESENTATIONS AND WARRANTIES

3.1   REPRESENTATIONS AND WARRANTIES

            The Guarantor hereby makes the following representations and warranties which shall survive the execution and delivery of this Guarantee:

      (a) this Guarantee and each of the Agreements have been duly authorized, executed and delivered by the Guarantor and the Debtor, as the case may be, and constitute a legal, valid and binding obligation of the Guarantor and the Debtor , as the case may be, enforceable in accordance with their respective terms;

      (b) neither the execution and delivery of this Guarantee by the Guarantor, nor consummation by the Guarantor of the transactions herein contemplated, nor compliance by the Guarantor with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of:

            (i) the articles of incorporation, bylaws or other formation documents of the Guarantor;

            (ii) any agreement, instrument or arrangement to which the Guarantor is now a party or by which the Guarantor is, or may be bound, or constitute a default thereunder, or result thereunder in the creation or imposition of any security interest, mortgage, lien, charge or encumbrance of any nature whatsoever upon the assets of the Debtor or the assets which are the subject of the Agreements; or

            (iii) any judgment or order, writ, injunction or decree of any court in each case, relating to the Guarantor;

      (c) the Guarantor is the registered and beneficial owner of all of the issued and outstanding shares of the Debtor; and

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      (d)   the Guarantor is a corporation duly incorporated and organized and validly existing under the laws of the State of Michigan and has adequate and sufficient corporate power and authority to enter into this Guarantee.

                                   SECTION IV
                             DEMAND AND TERMINATION

4.1   DEMAND

            The Guarantor shall pay or perform such of the Obligations guaranteed hereunder forthwith upon the written demand or demands therefor made by the Creditor from time to time.

4.2   TERMINATION

            This Guarantee may be terminated by mutual agreement in writing between the Creditor and the Guarantor and shall automatically terminate upon the performance and payment in full of the Obligations.

4.3   INTEREST

            All amounts payable by the Guarantor to the Creditor hereunder shall bear interest commencing on the date of receipt of the demand referred to herein at the rate of interest specified in the Note until payment thereof to the Creditor. Interest shall be payable before and after judgment at such rate. Notwithstanding the foregoing, in no event shall the undersigned be required to make any payment hereunder that would violate any applicable law regulating or limiting the rate of interest that the holder of the Note may lawfully collect.

                                   SECTION V
                                 MISCELLANEOUS

5.1   INVESTIGATIONS

            The Guarantor acknowledges and confirms that the Guarantor is relying solely on the Guarantor's own knowledge and is making the Guarantor's own investigation in connection with the making of this Guarantee.

5.2   GOVERNING LAW

            This Guarantee and the rights and obligations and relations of the Creditor and the Guarantor shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The Guarantor agrees that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Guarantee. The Guarantor does hereby attorn to the jurisdiction of the Courts of the Province of Ontario. Guarantor irrevocably agrees and consents that any action against Guarantor for collection or

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enforcement of this Guarantee may be brought in the courts of the Province of
Ontario, Canada, and any such court shall have personal jurisdiction over Guarantor for purposes of that action.

5.3   ASSIGNMENT AND ENUREMENT

            This Guarantee may not be assigned by the Guarantor without the Creditor's prior written consent. The benefits of this Guarantee may not be assigned by the Creditor without the Guarantor's prior written consent. Subject to the foregoing sentence, this Guarantee shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal legal representations, successors and assigns.

5.4   TIME OF THE ESSENCE

            Time shall be of the essence of this Guarantee and of every part hereof and no extension or variation of this Guarantee shall operate as a waiver of this provision.

5.5   PAYMENTS AND COMMUNICATIONS

            All payments and communications which may be or are required to be given by any party to the other herein, shall (in the absence of any specific provision to the contrary) be in writing and delivered or sent by prepaid registered mail or telecopier to the parties at their following respective addresses:

      (a)   If to the Guarantor or the Creditor at:

            Mr. Gary D. Lewis
            BST Acquisition, Ltd.
            P.O. Box 36940
            Grosse Pointe, Michigan 48236

            with a copy to:

            Richard E. Clark
            Stikeman Elliott
            5300 Commerce Court West
            199 Bay Street
            Toronto, Ontario M5L 1B9

      (b)   If to the Debtor at:

            Mr. Winston Penny
            Bolton Steel Tube Co. Ltd.
            455A Piercey Road
            Bolton, Ontario L7E 5B8



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            with a copy to:

            Daniel P. Ferguson
            WeirFoulds LLP
            The Exchange Tower, Suite 1600
            P.O. Box 480,130 King Street West
            Toronto, Ontario  M5X 1J5

and any such payment or communication shall be deemed to have been duly given when mailed. A communication given by any other means shall be deemed duly given when actually received by the addressee. Either party may from time to time change its address hereinbefore set forth by notice to the other of them in accordance with this Section.

5.6   PARTIAL INVALIDITY

            If any provision of this Guarantee or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guarantee, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Guarantee shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Guarantee.

5.7   CONSTRUCTION CLAUSE

            This Guarantee has been negotiated and approved by counsel on behalf of all parties hereto and, notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty will not be construed against any party hereto by reason of the authorship of any of the provisions hereof.

5.8   HEADINGS

            The headings of this Guarantee are solely for convenience of reference and do not affect the interpretation thereof or define, limit or construe the contents of any provision of this Guarantee.

5.9   ENTIRE AGREEMENT

            With respect to the subject matter of this Guarantee, this Guarantee
(a) sets forth the entire agreement between the Creditor and the Guarantor and any persons who have in the past or who are now representing either of them, (b) supersedes all prior understandings and communications between the Creditor and the Guarantor or any of them, oral or written, and (c) constitutes the entire agreement between the Creditor and the Guarantor. The Guarantor acknowledges and represents that this Guarantee is entered into after full investigation and that the Guarantor is not relying upon any statement or representation made by the Creditor which is not embodied in this Guarantee. The Guarantor acknowledges that the Guarantor shall have no right to rely upon any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this Guarantee unless the same is in writing and executed by the Creditor and the Guarantor.

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5.10  NON-PERFORMANCE

            The failure of the Creditor to enforce at any time any of the provisions of this Guarantee or any of its rights in respect thereto or to insist upon strict adherence to any term of this Guarantee will not be considered to be a waiver of such provision, right or term or in any way to affect the validity of this Guarantee or deprive the Creditor of the right thereafter to insist upon strict adherence to that term or any other term of this Guarantee. The exercise by the Creditor of any of its rights provided by this Guarantee will not preclude or prejudice the Creditor from exercising any other right the Creditor may have by reason of this Guarantee or otherwise, irrespective of any previous action or proceeding taken by the Creditor hereunder. Any waiver by of the performance of any of the provisions of this Guarantee will be effective only if in writing and signed by a duly authorized representative of the Creditor.

5.11  REMEDIES CUMULATIVE

            No remedy herein conferred upon or reserved in favour of the Creditor shall exclude any other remedy herein or existing at law or in equity or by statute, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing.

5.12  FURTHER ASSURANCES

            The Guarantor hereto agrees from time to time, subsequent to the date hereof, to execute and deliver or cause to be executed and delivered to the Creditor such instruments or further assurances as may, in the reasonable opinion of the Creditor, be necessary or desirable to give effect to the provisions of this Guarantee.

EACH OF CREDITOR AND GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVE ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, INCLUDING ANY CLAIM, COUNTER-CLAIM, CROSS-CLAIM OR THIRD PARTY CLAIM ("CLAIM") THAT IS BASED UPON, ARISES OUT OF, OR RELATES TO THIS GUARANTEE, OR THE INDEBTEDNESS, INCLUDING, WITHOUT LIMITATION, ANY CLAIM BASED UPON OR RISING OUT OF OR RELATING TO ANY ACTION, OR INACTION OF CREDITOR IN CONNECTION WITH ANY ACCELERATION OF THE INDEBTEDNESS OR ANY ENFORCEMENT OR COLLECTION OF THIS GUARANTEE.

            IN WITNESS WHEREOF the Guarantor has executed these presents under seal as of the date first above written.

                                                TARPON INDUSTRIES, INC.

                                                By:_________________________c/s
                                                      Name:
                                                      Title: